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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          May 15, 2001
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                           FRISCH'S RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)


                                      OHIO
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         (State or other jurisdiction of incorporation or organization)


         1-7323                                          31-0523213
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(Commission File Number)                    (I.R.S. Employer Identification No.)


 2800 GILBERT AVENUE, CINCINNATI, OHIO                     45206
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        513-961-2660
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Item 5. Other Events.

            See the attached press release.
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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 FRISCH'S RESTAURANTS, INC.
                                                 --------------------------
                                                        (registrant)


DATE May 16, 2001
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                                                 BY /s/ DONALD H. WALKER
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                                                          Donald H. Walker
                                                    Vice President - Finance and
                                                     Principal Financial Officer
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       Company Contact:
       Donald H. Walker                          Bill Roberts, CTC
       Vice President-Finance and CFO            (937) 434-2700
       Frisch's Restaurants, Inc.                Ellen Geron, CTC
       (513) 559-5202                            (937) 434-2700


FOR IMMEDIATE RELEASE

          Frisch's Restaurants, Inc. Sells Its Quality Hotel in Norwood

Cincinnati, OH--May 15, 2001--Frisch's Restaurants, Inc. (Amex: FRS) announced today that it has sold the Company's Quality Hotel and Suites in Norwood, Ohio to the Stevens Hotel Group, LLC for $3,900,000, completing the disposal of its two hotels so that the company can concentrate on its restaurant operations. The net proceeds from the sale will be used to pay down short-term debt. The transactions are not expected to result in any significant gain or loss from amounts previously estimated in the Company's second quarter earnings report.

"In March, 2000, our board of directors determined that it was in the best interest of the Company to focus on our core restaurant businesses," stated Craig F. Maier, President and Chief Executive Officer. "We take pride in the past accomplishments of our two award winning hotels in Cincinnati, but believe we will add more long-term value for our shareholders by concentrating on our restaurant operations."

"We are very pleased that Steve Mullinger, a former vice president of our hotel and specialty restaurant division, will now be operating the Quality Hotel in Norwood. While it has been some time since Steve operated this hotel, he certainly is no stranger to the location. We wish him the best of luck in this new endeavor."

Frisch's Restaurants, Inc. operates 87 family-style restaurants under the name of Frisch's Big Boy in Indiana, Kentucky and Ohio and licenses another 36 restaurants to other Big Boy operators. The Company also operates ten Golden Corral restaurants and intends to own and operate a total of 41 in the Cincinnati, Cleveland, Dayton, Louisville and Toledo markets. Frisch's has recorded positive net earnings for all 41 years the Company has been public and has paid 161 consecutive quarterly dividends.

Statements contained in this press release which are not historical facts are forward looking statements as that item is defined in the Private Securities Litigation Act of 1995. Such forward looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.